Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2022

1633 Broadway

1301 Avenue of the Americas

31 West 52nd Street

One Market Plaza

300 Mission Street

Market Center

PARAMOUNT
GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations; the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of rising inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 26
Unconsolidated Joint Ventures	27 - 32
Capital Structure	33
Debt Analysis	34
Debt Maturities	35

Selected Property Data
Portfolio Summary	36 - 37
Same Store Leased Occupancy	38 - 39
Top Tenants and Industry Diversification	40
Leasing Activity	41 - 42
Lease Expirations	43 - 45
Cash Basis Capital Expenditures	46 - 47

Definitions	48 - 49

COMPANY PROFILE

Paramount Group, Inc. ("Paramount" or the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Chief Operating Officer, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Gage Johnson	Senior Vice President, General Counsel and Secretary
Ermelinda Berberi	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston
Bank of America Merrill Lynch	BTIG	Deutsche Bank
(646) 855-5808	(212) 738-6140	(904) 520-4973
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com

Steve Sakwa	Daniel Ismail	Vikram Malhotra
Evercore ISI	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(949) 640-8780	(212) 282-3827
steve.sakwa@evercoreisi.com	dismail@greenst.com	vikram.malhotra@mizuhogroup.com

Ronald Kamdem	Blaine Heck	Andrew Rosivach
Morgan Stanley	Wells Fargo	Wolfe Research
(212) 296-8319	(443) 263-6529	(646) 582-9250
ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com	arosivach@wolferesearch.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company's performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2022
(Amounts per diluted share)	Low	High
Estimated net (loss) income attributable to common stockholders	$(0.01)	$0.03
Our share of real estate depreciation and amortization	0.96	0.96
Estimated Core FFO (1)(2)	$0.95	$0.99

Operating Assumptions:
Leasing Activity (square feet)	825,000	1,225,000
PGRE's share of Same Store Leased % (2) at year end	93.6%	95.0%
Increase in PGRE's share of Same Store Cash NOI (2)	1.5%	2.5%
Increase in PGRE's share of Same Store NOI (2)	3.5%	4.5%

Financial Assumptions (at share):
Estimated net (loss) income	$(2,000)	$8,000
Depreciation and amortization	232,000	232,000
General and administrative expenses	62,000	60,000
Interest and debt expense, including amortization of deferred financing costs	134,000	132,000
Fee income, net of income taxes	(29,500)	(30,500)
NOI (2)	396,500	401,500
Straight-line rent adjustments and above and below-market lease revenue, net	(16,500)	(17,500)
Cash NOI (2)	$380,000	$384,000

(1)

We are raising our Estimated Core FFO Guidance for the full year of 2022, which is reconciled above to estimated net (loss) income attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The estimated net (loss) income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission ("SEC"). Except as described above, these estimates reflect management's view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 26, 2022 and otherwise to be referenced during our conference call scheduled for July 27, 2022.  These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the negative impact of the COVID-19 global pandemic. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)	See page 48 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Net (loss) income attributable to common stockholders	$(360)	$(15,943)	$3,371	$3,011	$(19,521)
Per share - basic and diluted	$(0.00)	$(0.07)	$0.02	$0.01	$(0.09)

Core FFO attributable to common stockholders (1)	$53,633	$47,608	$54,578	$108,211	$98,180
Per share - diluted	$0.24	$0.22	$0.25	$0.49	$0.45

PGRE's share of Cash NOI (1)	$95,516	$93,856	$96,218	$191,734	$183,299
PGRE's share of NOI (1)	$101,518	$96,441	$95,948	$197,466	$192,005

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended June 30, 2022 vs. June 30, 2021	5.6%	Three Months Ended June 30, 2022 vs. June 30, 2021	9.0%
Six Months Ended June 30, 2022 vs. June 30, 2021	4.7%	Six Months Ended June 30, 2022 vs. June 30, 2021	3.0%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Leased % (1)	91.4%	90.6%	90.7%	90.3%	88.0%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
June 30, 2022 vs. March 31, 2022	0.9%	June 30, 2022 vs. June 30, 2021	3.5%
June 30, 2022 vs. December 31, 2021	0.8%

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
High	$11.04	$11.54	$9.53	$10.32	$11.65
Low	$7.08	$8.22	$7.79	$8.35	$9.86
Closing (end of period)	$7.23	$10.91	$8.34	$8.99	$10.07

Dividends per common share	$0.0775	$0.0775	$0.07	$0.07	$0.07
Annualized dividends per common share	$0.31	$0.31	$0.28	$0.28	$0.28
Dividend yield (on closing share price)	4.3%	2.8%	3.4%	3.1%	2.8%

(1)	See page 48 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2022	December 31, 2021
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	6,103,782	6,061,824
	8,070,019	8,028,061
Accumulated depreciation and amortization	(1,199,035)	(1,112,977)
Real estate, net	6,870,984	6,915,084
Cash and cash equivalents	506,933	524,900
Restricted cash	24,934	4,766
Investments in unconsolidated joint ventures	429,418	408,096
Investments in unconsolidated real estate funds	14,156	11,421
Accounts and other receivables	17,788	15,582
Deferred rent receivable	336,736	332,735
Deferred charges, net	119,431	122,177
Intangible assets, net	104,929	119,413
Other assets	56,920	40,388
Total assets	$8,482,229	$8,494,562

Liabilities:
Notes and mortgages payable, net	$3,837,968	$3,835,620
Revolving credit facility	-	-
Accounts payable and accrued expenses	108,464	116,192
Dividends and distributions payable	18,787	16,895
Intangible liabilities, net	41,119	45,328
Other liabilities	24,537	25,495
Total liabilities	4,030,875	4,039,530

Equity:
Paramount Group, Inc. equity	3,697,192	3,588,163
Noncontrolling interests in:
Consolidated joint ventures	412,189	428,833
Consolidated real estate fund	80,557	81,925
Operating Partnership	261,416	356,111
Total equity	4,451,354	4,455,032

Total liabilities and equity	$8,482,229	$8,494,562

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Revenues:
Rental revenue (1)	$177,243	$174,628	$169,922	$347,165	$347,774
Fee and other income (1)	8,274	7,641	13,763	22,037	15,661
Total revenues	185,517	182,269	183,685	369,202	363,435

Expenses:
Operating	67,814	64,072	66,661	134,475	130,690
Depreciation and amortization	57,398	59,925	55,624	113,022	118,230
General and administrative	16,706	18,418	15,645	32,351	32,782
Transaction related costs	159	135	117	276	416
Total expenses	142,077	142,550	138,047	280,124	282,118

Other income (expense):
Loss from unconsolidated joint ventures	(4,416)	(15,717)	(5,113)	(9,529)	(21,033)
Income from unconsolidated real estate funds	155	148	170	325	328
Interest and other income, net (1)	796	1,070	231	1,027	2,372
Interest and debt expense (1)	(35,578)	(34,914)	(34,277)	(69,855)	(69,653)
Net income (loss) before income taxes	4,397	(9,694)	6,649	11,046	(6,669)
Income tax expense	(359)	(434)	(527)	(886)	(1,575)
Net income (loss)	4,038	(10,128)	6,122	10,160	(8,244)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(4,779)	(7,428)	(3,425)	(8,204)	(13,156)
Consolidated real estate fund	352	29	1,016	1,368	(56)
Operating Partnership	29	1,584	(342)	(313)	1,935
Net (loss) income attributable to common stockholders	$(360)	$(15,943)	$3,371	$3,011	$(19,521)
Per diluted share	$(0.00)	$(0.07)	$0.02	$0.01	$(0.09)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Rental Revenue:	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Property rentals	$158,519	$157,043	$156,922	$315,441	$309,969
Tenant reimbursements	12,462	9,415	12,532	24,994	21,484
Straight-line rent adjustments	5,790	2,350	(1,789)	4,001	9,632
Amortization of above and below-market leases, net	315	758	358	673	1,613
Lease termination income	157	5,062	1,899	2,056	5,076
Total rental revenue	$177,243	$174,628	$169,922	$347,165	$347,774

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Asset management	$3,087	$3,409	$2,885	$5,972	$6,895
Property management	2,103	2,085	2,219	4,322	4,281
Acquisition, disposition, leasing and other	784	707	6,884	7,668	1,695
Total fee income	5,974	6,201	11,988	17,962	12,871
Other (primarily parking income and tenant requested services,
including cleaning and overtime heating and cooling)	2,300	1,440	1,775	4,075	2,790
Total fee and other income	$8,274	$7,641	$13,763	$22,037	$15,661

	Three Months Ended			Six Months Ended
Interest and Other Income, net:	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Interest income, net	$796	$397	$231	$1,027	$787
Mark-to-market of deferred compensation plan assets (offset by increase (decrease) in the mark-to-market of plan liabilities,
which is included in "general and administrative" expenses) (1)	-	673	-	-	1,585
Total interest and other income, net	$796	$1,070	$231	$1,027	$2,372

(1)	In December 2021, the deferred compensation plan was terminated and the net proceeds were distributed to the plan participants.

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Interest expense	$34,039	$32,593	$32,739	$66,778	$65,013
Amortization of deferred financing costs	1,539	2,321	1,538	3,077	4,640
Total interest and debt expense	$35,578	$34,914	$34,277	$69,855	$69,653

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$4,038	$(10,128)	$6,122	$10,160	$(8,244)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	67,235	70,264	65,825	133,060	139,405
FFO (1)	71,273	60,136	71,947	143,220	131,161
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,945)	(18,453)	(12,515)	(26,460)	(33,527)
Consolidated real estate fund	346	29	1,009	1,355	(56)
FFO attributable to Paramount Group Operating Partnership	57,674	41,712	60,441	118,115	97,578
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,352)	(3,769)	(5,568)	(9,920)	(8,761)
FFO attributable to common stockholders (1)	$53,322	$37,943	$54,873	$108,195	$88,817
Per diluted share	$0.24	$0.17	$0.25	$0.49	$0.40

FFO	$71,273	$60,136	$71,947	$143,220	$131,161
Non-core items:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	168	10,492	(583)	(415)	9,915
Consolidated real estate fund's share of after-tax net gain on sale of residential condominium units (One Steuart Lane)	(1,022)	-	(662)	(1,684)	-
Other, net	1,664	133	2,088	3,752	379
Core FFO (1)	72,083	70,761	72,790	144,873	141,455
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(13,945)	(18,453)	(12,515)	(26,460)	(33,527)
Consolidated real estate fund	(128)	29	(159)	(287)	(56)
Core FFO attributable to Paramount Group Operating Partnership	58,010	52,337	60,116	118,126	107,872
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,377)	(4,729)	(5,538)	(9,915)	(9,692)
Core FFO attributable to common stockholders (1)	$53,633	$47,608	$54,578	$108,211	$98,180
Per diluted share	$0.24	$0.22	$0.25	$0.49	$0.45

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	222,971,886	218,696,284	218,782,296	220,888,664	218,681,228
Effect of dilutive securities	26,594	51,117	57,798	41,355	50,563
Denominator for FFO and Core FFO per diluted share	222,998,480	218,747,401	218,840,094	220,930,019	218,731,791

(1)	See page 48 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Reconciliation of Core FFO to FAD:
Core FFO	$72,083	$70,761	$72,790	$144,873	$141,455
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(5,977)	(2,958)	1,658	(4,319)	(11,060)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,128)	(1,662)	(1,197)	(2,325)	(3,465)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	1,935	2,643	1,949	3,884	5,285
Amortization of stock-based compensation expense	4,142	4,743	6,562	10,704	10,229
Expenditures to maintain assets	(11,281)	(4,825)	(9,500)	(20,781)	(6,940)
Second generation tenant improvements and leasing commissions	(16,358)	(20,835)	(14,057)	(30,415)	(29,076)
FAD (2)	43,416	47,867	58,205	101,621	106,428
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(7,757)	(6,144)	(11,345)	(19,102)	(13,018)
Consolidated real estate fund	(205)	29	(243)	(448)	(56)
FAD attributable to Paramount Group Operating Partnership	35,454	41,752	46,617	82,071	93,354
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,675)	(3,772)	(4,295)	(6,970)	(8,383)
FAD attributable to common stockholders (1) (2)	$32,779	$37,980	$42,322	$75,101	$84,971

Dividends declared on common stock	$17,485	$15,327	$16,978	$34,463	$30,654

(1)	See page 48 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$4,038	$(10,128)	$6,122	$10,160	$(8,244)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	67,235	70,264	65,825	133,060	139,405
Interest and debt expense (including our share
of unconsolidated joint ventures)	41,882	40,347	40,912	82,794	80,443
Income tax expense (including our share of
unconsolidated joint ventures)	366	433	540	906	1,582
EBITDAre (1)	113,521	100,916	113,399	226,920	213,186
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,830)	(26,241)	(20,337)	(42,167)	(48,984)
Consolidated real estate fund	(409)	25	(104)	(513)	(63)
PGRE's share of EBITDAre (1)	$91,282	$74,700	$92,958	$184,240	$164,139

EBITDAre	$113,521	$100,916	$113,399	$226,920	$213,186
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	168	10,492	(583)	(415)	9,915
Consolidated real estate fund's share of net gain on sale of residential condominium units (One Steuart Lane)	(1,022)	-	(662)	(1,684)	-
Other, net	613	14	565	1,178	59
Adjusted EBITDAre (1)	113,280	111,422	112,719	225,999	223,160
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(21,830)	(26,241)	(20,337)	(42,167)	(48,984)
PGRE's share of Adjusted EBITDAre (1)	$91,450	$85,181	$92,382	$183,832	$174,176

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2022	June 30, 2021	March 31, 2022	June 30, 2022	June 30, 2021
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,038	$(10,128)	$6,122	$10,160	$(8,244)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	57,398	59,925	55,624	113,022	118,230
General and administrative	16,706	18,418	15,645	32,351	32,782
Interest and debt expense	35,578	34,914	34,277	69,855	69,653
Income tax expense	359	434	527	886	1,575
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,585	10,557	11,234	22,819	20,883
Loss from unconsolidated joint ventures	4,416	15,717	5,113	9,529	21,033
Fee income	(5,974)	(6,201)	(11,988)	(17,962)	(12,871)
Interest and other income, net	(796)	(1,070)	(231)	(1,027)	(2,372)
Other, net	4	(13)	(53)	(49)	88
NOI (1)	123,314	122,553	116,270	239,584	240,757
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,796)	(26,233)	(20,322)	(42,118)	(48,958)
Consolidated real estate fund	-	121	-	-	206
PGRE's share of NOI (1)	$101,518	$96,441	$95,948	$197,466	$192,005

NOI	$123,314	$122,553	$116,270	$239,584	$240,757
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(5,977)	(2,958)	1,658	(4,319)	(11,060)
Amortization of above and below-market leases, net
(including our share of unconsolidated joint ventures)	(1,128)	(1,662)	(1,197)	(2,325)	(3,465)
Cash NOI (1)	116,209	117,933	116,731	232,940	226,232
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,693)	(24,198)	(20,513)	(41,206)	(43,139)
Consolidated real estate fund	-	121	-	-	206
PGRE's share of Cash NOI (1)	$95,516	$93,856	$96,218	$191,734	$183,299

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$4,038	$7,427	$11,069	$(14,458)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	57,398	38,671	17,799	928
General and administrative	16,706	-	-	16,706
Interest and debt expense	35,578	22,136	12,684	758
Income tax expense	359	1	-	358
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	11,585	3,528	7,971	86
Loss (income) from unconsolidated joint ventures	4,416	(33)	3,960	489
Fee income	(5,974)	-	-	(5,974)
Interest and other income, net	(796)	(49)	(51)	(696)
Other, net	4	-	-	4
NOI (1)	123,314	71,681	53,432	(1,799)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(21,796)	(2,616)	(19,180)	-
PGRE's share of NOI for the three months ended June 30, 2022	$101,518	$69,065	$34,252	$(1,799)
PGRE's share of NOI for the three months ended June 30, 2021	$96,441	$62,620	$35,745	$(1,924)

NOI	$123,314	$71,681	$53,432	$(1,799)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(5,977)	(1,180)	(4,767)	(30)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,128)	422	(1,550)	-
Cash NOI (1)	116,209	70,923	47,115	(1,829)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,693)	(2,769)	(17,924)	-
PGRE's share of Cash NOI for the three months ended June 30, 2022	$95,516	$68,154	$29,191	$(1,829)
PGRE's share of Cash NOI for the three months ended June 30, 2021	$93,856	$63,189	$32,621	$(1,954)

(1)	See page 48 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$10,160	$16,031	$17,429	$(23,300)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	113,022	76,284	34,864	1,874
General and administrative	32,351	-	-	32,351
Interest and debt expense	69,855	43,073	25,260	1,522
Income tax expense	886	2	4	880
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	22,819	6,346	16,325	148
Loss from unconsolidated joint ventures	9,529	3	7,780	1,746
Fee income	(17,962)	-	-	(17,962)
Interest and other income, net	(1,027)	(46)	(79)	(902)
Other, net	(49)	-	-	(49)
NOI (1)	239,584	141,693	101,583	(3,692)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(42,118)	(5,425)	(36,693)	-
PGRE's share of NOI for the six months ended June 30, 2022	$197,466	$136,268	$64,890	$(3,692)
PGRE's share of NOI for the six months ended June 30, 2021	$192,005	$125,661	$69,684	$(3,340)

NOI	$239,584	$141,693	$101,583	$(3,692)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated
joint ventures)	(4,319)	(631)	(3,748)	60
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,325)	889	(3,214)	-
Cash NOI (1)	232,940	141,951	94,621	(3,632)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(41,206)	(5,684)	(35,522)	-
PGRE's share of Cash NOI for the six months ended June 30, 2022	$191,734	$136,267	$59,099	$(3,632)
PGRE's share of Cash NOI for the six months ended June 30, 2021	$183,299	$124,810	$61,769	$(3,280)

(1)	See page 48 for our definition of this measure

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2022	$95,516	$68,154		$29,191	$(1,829)
Acquisitions / Redevelopment	(176)	(176)	(2)	-	-
Lease termination income	(157)	(157)		-	-
Other, net	1,608	-		(221)	1,829
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2022	$96,791	$67,821		$28,970	$-

	Three Months Ended June 30, 2021
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2021	$93,856	$63,189		$32,621	$(1,954)
Acquisitions / Redevelopment	(287)	(287)	(3)	-	-
Lease termination income	(1,614)	(44)		(1,570)	-
Other, net	(271)	(732)		(1,493)	1,954
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2021	$91,684	$62,126		$29,558	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$5,107	$5,695	$(588)	$-
% Increase (decrease)	5.6%	9.2%	(2.0%)

(1)	See page 48 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2022	$101,518	$69,065		$34,252	$(1,799)
Acquisitions / Redevelopment	(164)	(164)	(2)	-	-
Lease termination income	(157)	(157)		-	-
Other, net	1,578	-		(221)	1,799
PGRE's share of Same Store NOI for the three months ended June 30, 2022	$102,775	$68,744		$34,031	$-

	Three Months Ended June 30, 2021
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2021	$96,441	$62,620		$35,745	$(1,924)
Acquisitions / Redevelopment	(231)	(231)	(3)	-	-
Lease termination income	(1,614)	(44)		(1,570)	-
Other, net	(294)	(732)		(1,486)	1,924
PGRE's share of Same Store NOI for the three months ended June 30, 2021	$94,302	$61,613		$32,689	$-

Increase in PGRE's share of Same Store NOI	$8,473	$7,131	$1,342	$-
% Increase	9.0%	11.6%	4.1%

(1)	See page 48 for our definition of this measure.
(2)	Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2022	$191,734	$136,267		$59,099	$(3,632)
Acquisitions / Redevelopment	(242)	(242)	(2)	-	-
Lease termination income	(1,875)	(1,875)		-	-
Other, net	3,211	(200)		(221)	3,632
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2022	$192,828	$133,950		$58,878	$-

	Six Months Ended June 30, 2021
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2021	$183,299	$124,810		$61,769	$(3,280)
Acquisitions / Redevelopment	(287)	(287)	(3)	-	-
Lease termination income	(1,712)	(128)		(1,584)	-
Other, net	2,835	(245)		(200)	3,280
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2021	$184,135	$124,150		$59,985	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$8,693	$9,800	$(1,107)	$-
% Increase (decrease)	4.7%	7.9%	(1.8%)

(1)	See page 48 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2022
	Total	New York		San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2022	$197,466	$136,268		$64,890	$(3,692)
Acquisitions / Redevelopment	(211)	(211)	(2)	-	-
Lease termination income	(1,875)	(1,875)		-	-
Other, net	3,577	106		(221)	3,692
PGRE's share of Same Store NOI for the six months ended June 30, 2022	$198,957	$134,288		$64,669	$-

	Six Months Ended June 30, 2021
	Total	New York		San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2021	$192,005	$125,661		$69,684	$(3,340)
Acquisitions / Redevelopment	(231)	(231)	(3)	-	-
Lease termination income	(1,712)	(128)		(1,584)	-
Other, net	3,044	(103)		(193)	3,340
PGRE's share of Same Store NOI for the six months ended June 30, 2021	$193,106	$125,199		$67,907	$-

Increase (decrease) in PGRE's share of Same Store NOI	$5,851	$9,089	$(3,238)	$-
% Increase (decrease)	3.0%	7.3%	(4.8%)

(1)	See page 48 for our definition of this measure.
(2)	Represents our share of NOI attributable to 1600 Broadway for the months in which it was not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to 60 Wall Street which was taken "out-of-service" for redevelopment.

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,380,167	$1,736,599	$1,160,215	$483,353	$-
Cash and cash equivalents	162,715	75,062	50,557	37,096	3,142
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	80,870
Accounts and other receivables	8,696	7,514	596	586	134
Deferred rent receivable	195,704	111,534	60,281	23,889	-
Deferred charges, net	51,886	26,163	17,675	8,048	-
Intangible assets, net	56,543	45,188	9,559	1,796	-
Other assets	9,675	1,520	7,009	1,146	4,109
Total Assets	$3,866,702	$2,003,658	$1,307,130	$555,914	$88,255

Liabilities:
Notes and mortgages payable, net	$2,488,886	$1,242,614	$973,272	$273,000	$-
Accounts payable and accrued expenses	50,114	14,974	25,234	9,906	58
Intangible liabilities, net	25,170	14,972	9,613	585	-
Other liabilities	4,817	342	4,472	3	890
Total Liabilities	2,568,987	1,272,902	1,012,591	283,494	948

Equity:
Paramount Group, Inc. equity	885,526	657,185	144,394	83,947	6,750
Noncontrolling interests	412,189	73,571	150,145	188,473	80,557
Total Equity	1,297,715	730,756	294,539	272,420	87,307

Total Liabilities and Equity	$3,866,702	$2,003,658	$1,307,130	$555,914	$88,255

CONSOLIDATED JOINT VENTURES AND FUND – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	7.4%
Assets:
Real estate, net	$3,415,735	$1,760,664	$1,165,807	$489,264	$-
Cash and cash equivalents	193,905	91,514	63,566	38,825	2,933
Restricted cash	1,316	78	1,238	-	-
Investments in unconsolidated joint ventures	-	-	-	-	76,428
Accounts and other receivables	6,677	5,306	516	855	124
Deferred rent receivable	197,794	114,558	60,405	22,831	-
Deferred charges, net	53,013	27,004	17,463	8,546	-
Intangible assets, net	62,380	48,834	11,001	2,545	-
Other assets	6,092	644	5,054	394	9,459
Total Assets	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

Liabilities:
Notes and mortgages payable, net	$2,487,871	$1,242,117	$972,754	$273,000	$-
Accounts payable and accrued expenses	54,675	21,782	23,775	9,118	63
Intangible liabilities, net	27,674	16,006	10,994	674	-
Other liabilities	6,427	1,994	4,430	3	-
Total Liabilities	2,576,647	1,281,899	1,011,953	282,795	63

Equity:
Paramount Group, Inc. equity	931,432	691,275	153,487	86,670	6,956
Noncontrolling interests	428,833	75,428	159,610	193,795	81,925
Total Equity	1,360,265	766,703	313,097	280,465	88,881

Total Liabilities and Equity	$3,936,912	$2,048,602	$1,325,050	$563,260	$88,944

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$98,465	$48,779	$37,114	$12,572	$-
Total operating expenses	32,153	18,382	10,142	3,629	-
Net operating income (1)	66,312	30,397	26,972	8,943	-
Depreciation and amortization	(27,849)	(14,066)	(9,710)	(4,073)	-
Interest and other income, net	99	49	33	17	109
Interest and debt expense	(22,389)	(9,705)	(10,193)	(2,491)	-
Loss from unconsolidated joint ventures	-	-	-	-	(518)
Net income (loss) before income taxes	16,173	6,675	7,102	2,396	(409)
Income tax expense	(1)	(1)	-	-	-
Net income (loss)	$16,172	$6,674	$7,102	$2,396	$(409)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,227	$6,009	$3,475	$743	$(57)
Add: Management fee income	1,166	423	186	557	-
PGRE's share of net income (loss)	11,393	6,432	3,661	1,300	(57)
Add: Real estate depreciation and amortization	18,683	12,658	4,759	1,266	-
FFO (1)	30,076	19,090	8,420	2,566	(57)
Less: FFO attributable to One Steuart Lane	-	-	-	-	38
Core FFO (1)	$30,076	$19,090	$8,420	$2,566	$(19)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$5,945	$665	$3,627	$1,653	$(352)
Less: Management fee expense	(1,166)	(423)	(186)	(557)	-
Net income (loss) attributable to noncontrolling interests	4,779	242	3,441	1,096	(352)
Add: Real estate depreciation and amortization	9,166	1,408	4,951	2,807	6
FFO (1)	13,945	1,650	8,392	3,903	(346)
Less: FFO attributable to One Steuart Lane	-	-	-	-	474
Core FFO (1)	$13,945	$1,650	$8,392	$3,903	$128

(1)	See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$101,775	$46,753	$36,270	$18,752	$-
Total operating expenses	30,070	17,421	9,263	3,386	-
Net operating income (1)	71,705	29,332	27,007	15,366	-
Depreciation and amortization	(30,794)	(14,035)	(10,737)	(6,022)	-
Interest and other income (loss), net	15	(3)	20	(2)	105
Interest and debt expense	(22,243)	(9,703)	(10,193)	(2,347)	(4)
Loss from unconsolidated joint ventures	-	-	-	-	(132)
Net income (loss) before income taxes	18,683	5,591	6,097	6,995	(31)
Income tax expense	(5)	(5)	-	-	-
Net income (loss)	$18,678	$5,586	$6,097	$6,995	$(31)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$10,178	$5,025	$2,982	$2,171	$(2)
Add: Management fee income	1,072	416	177	479	-
PGRE's share of net income (loss)	11,250	5,441	3,159	2,650	(2)
Add: Real estate depreciation and amortization	19,769	12,634	5,262	1,873	-
FFO/Core FFO (1)	$31,019	$18,075	$8,421	$4,523	$(2)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$8,500	$561	$3,115	$4,824	$(29)
Less: Management fee expense	(1,072)	(416)	(177)	(479)	-
Net income (loss) attributable to noncontrolling interests	7,428	145	2,938	4,345	(29)
Add: Real estate depreciation and amortization	11,025	1,401	5,475	4,149	-
FFO/Core FFO (1)	$18,453	$1,546	$8,413	$8,494	$(29)

(1)	See page 48 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2022
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$195,088	$99,374	$71,886	$23,828	$-
Total operating expenses	63,607	36,722	20,253	6,632	-
Net operating income (1)	131,481	62,652	51,633	17,196	-
Depreciation and amortization	(55,836)	(28,486)	(19,206)	(8,144)	-
Interest and other income, net	124	46	59	19	215
Interest and debt expense	(44,564)	(19,304)	(20,278)	(4,982)	-
Loss from unconsolidated joint ventures	-	-	-	-	(1,787)
Net income (loss) before income taxes	31,205	14,908	12,208	4,089	(1,572)
Income tax expense	(6)	(2)	(2)	(2)	(2)
Net income (loss)	$31,199	$14,906	$12,206	$4,087	$(1,574)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$20,662	$13,417	$5,977	$1,268	$(206)
Add: Management fee income	2,333	838	386	1,109	-
PGRE's share of net income (loss)	22,995	14,255	6,363	2,377	(206)
Add: Real estate depreciation and amortization	37,580	25,638	9,411	2,531	-
FFO (1)	60,575	39,893	15,774	4,908	(206)
Less: FFO attributable to One Steuart Lane	-	-	-	-	132
Core FFO (1)	$60,575	$39,893	$15,774	$4,908	$(74)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income (loss)	$10,537	$1,489	$6,229	$2,819	$(1,368)
Less: Management fee expense	(2,333)	(838)	(386)	(1,109)	-
Net income (loss) attributable to noncontrolling interests	8,204	651	5,843	1,710	(1,368)
Add: Real estate depreciation and amortization	18,256	2,848	9,795	5,613	13
FFO (1)	26,460	3,499	15,638	7,323	(1,355)
Less: FFO attributable to One Steuart Lane	-	-	-	-	1,642
Core FFO (1)	$26,460	$3,499	$15,638	$7,323	$287

(1)	See page 48 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2021
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Development Fund
Total revenues	$199,013	$94,232	$72,598	$32,183	$-
Total operating expenses	60,038	34,809	18,589	6,640	-
Net operating income (1)	138,975	59,423	54,009	25,543	-
Depreciation and amortization	(59,079)	(28,174)	(20,881)	(10,024)	-
Interest and other income (loss), net	38	(17)	54	1	253
Interest and debt expense	(44,229)	(19,336)	(20,278)	(4,615)	(4)
Loss from unconsolidated joint ventures	-	-	-	-	(225)
Net income before income taxes	35,705	11,896	12,904	10,905	24
Income tax expense	(6)	(5)	(1)	-	(2)
Net income	$35,699	$11,891	$12,903	$10,905	$22

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	7.4%
Net income (loss)	$20,408	$10,705	$6,317	$3,386	$(34)
Add: Management fee income	2,135	827	371	937	-
PGRE's share of net income (loss)	22,543	11,532	6,688	4,323	(34)
Add: Real estate depreciation and amortization	38,708	25,358	10,232	3,118	-
FFO/Core FFO (1)	$61,251	$36,890	$16,920	$7,441	$(34)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	92.6%
Net income	$15,291	$1,186	$6,586	$7,519	$56
Less: Management fee expense	(2,135)	(827)	(371)	(937)	-
Net income attributable to noncontrolling interests	13,156	359	6,215	6,582	56
Add: Real estate depreciation and amortization	20,371	2,816	10,649	6,906	-
FFO/Core FFO (1)	$33,527	$3,175	$16,864	$13,488	$56

(1)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,384,038	$212,953	$635,452	$362,845	$215,433	$957,355
Cash and cash equivalents	127,972	23,070	35,233	17,984	5,671	46,014
Restricted cash	136,362	5,673	-	-	1,747	128,942
Accounts and other receivables	7,541	5,981	155	329	46	1,030
Deferred rent receivable	29,993	18,127	5,803	2,419	2,997	647
Deferred charges, net	12,342	9,114	1,223	794	1,211	-
Intangible assets, net	80,237	-	20,399	13,447	3,377	43,014
For-sale residential condominium units (2)	327,538	-	-	-	-	327,538
Other assets	18,941	420	15,249	498	343	2,431
Total Assets	$3,124,964	$275,338	$713,514	$398,316	$230,825	$1,506,971

Liabilities:
Notes and mortgages payable, net	$1,845,996	$297,980	$408,223	$186,830	$156,111	$796,852
Accounts payable and accrued expenses	53,766	6,364	11,828	5,979	3,945	25,650
Intangible liabilities, net	14,489	-	3,688	9,063	1,738	-
Other liabilities	7,357	483	98	138	285	6,353
Total Liabilities	1,921,608	304,827	423,837	202,010	162,079	828,855

Total Equity	1,203,356	(29,489)	289,677	196,306	68,746	678,116

Total Liabilities and Equity	$3,124,964	$275,338	$713,514	$398,316	$230,825	$1,506,971

(1)	Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,246,152	$212,155	$644,991	$368,202	$216,073	$804,731
Cash and cash equivalents	84,672	19,150	27,727	14,684	3,334	19,777
Restricted cash	132,238	13,488	-	-	3,518	115,232
Accounts and other receivables	3,144	2,512	113	276	120	123
Deferred rent receivable	28,939	18,130	5,428	2,274	2,908	199
Deferred charges, net	12,304	9,399	1,196	366	1,343	-
Intangible assets, net	58,590	-	26,671	16,396	4,157	11,366
For-sale residential condominium units (2)	359,638	-	-	-	-	359,638
Other assets	2,259	189	543	191	110	1,226
Total Assets	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

Liabilities:
Notes and mortgages payable, net	$1,791,404	$297,775	$406,881	$186,750	$152,358	$747,640
Accounts payable and accrued expenses	52,813	5,615	11,471	4,841	5,115	25,771
Intangible liabilities, net	18,397	-	5,179	11,033	2,185	-
Other liabilities	8,284	291	6,380	138	226	1,249
Total Liabilities	1,870,898	303,681	429,911	202,762	159,884	774,660

Total Equity	1,057,038	(28,658)	276,758	199,627	71,679	537,632

Total Liabilities and Equity	$2,927,936	$275,023	$706,669	$402,389	$231,563	$1,312,292

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	Represents the cost of residential condominium units at One Steuart Lane that are available for sale.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$85,960	$10,657	$14,604	$7,539	$3,862	$49,298	(2)
Total operating expenses	52,293	4,971	6,931	3,366	1,802	35,223	(2)
Net operating income (3)	33,667	5,686	7,673	4,173	2,060	14,075
Depreciation and amortization	(23,508)	(2,692)	(7,982)	(4,049)	(1,855)	(6,930)
Interest and other income (loss), net	58	16	10	(9)	(4)	45
Interest and debt expense	(16,335)	(2,674)	(3,407)	(1,856)	(1,589)	(6,809)
Net (loss) income before income taxes	(6,118)	336	(3,706)	(1,741)	(1,388)	381
Income tax expense	(14)	-	(1)	(12)	(1)	-
Net (loss) income	$(6,132)	$336	$(3,707)	$(1,753)	$(1,389)	$381

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net (loss) income	$(4,151)	$168	$(2,487)	$(789)	$(681)	$(362)
Less: Step-up basis adjustment	(97)	-	-	(3)	-	(94)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(168)	(168)	-	-	-	-
PGRE's share of net loss	(4,416)	-	(2,487)	(792)	(681)	(456)
Add: Real estate depreciation and amortization	9,837	1,346	5,348	1,789	909	445
FFO (3)	5,421	1,346	2,861	997	228	(11)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	168	168	-	-	-	-
Less: FFO attributable to One Steuart Lane	512	-	-	-	-	512
Core FFO (3)	$6,101	$1,514	$2,861	$997	$228	$501

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(1,981)	$168	$(1,220)	$(964)	$(708)	$743
Add: Real estate depreciation and amortization	13,799	1,346	2,634	2,263	946	6,610
FFO (3)	11,818	1,514	1,414	1,299	238	7,353
Less: FFO attributable to One Steuart Lane	774	-	-	-	-	774
Core FFO (3)	$12,592	$1,514	$1,414	$1,299	$238	$8,127

(1)	Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$57,776	$9,811	$13,641	$8,178	$3,594	$22,552
Total operating expenses	25,467	5,691	6,436	3,398	1,694	8,248
Net operating income (2)	32,309	4,120	7,205	4,780	1,900	14,304
Depreciation and amortization	(27,014)	(2,687)	(8,156)	(4,815)	(1,763)	(9,593)
Interest and other (loss) income, net	(23)	2	(8)	(10)	(3)	(4)
Interest and debt expense	(13,892)	(2,707)	(3,384)	(1,856)	(1,561)	(4,384)
Net (loss) income before income taxes	(8,620)	(1,272)	(4,343)	(1,901)	(1,427)	323
Income tax benefit	1	-	-	1	-	-
Net (loss) income	$(8,619)	$(1,272)	$(4,343)	$(1,900)	$(1,427)	$323

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(5,183)	$(636)	$(2,914)	$(845)	$(699)	$(89)
Less: Step-up basis adjustment	(42)	-	-	(2)	-	(40)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(10,492)	(10,492)	-	-	-	-
PGRE's share of net loss	(15,717)	(11,128)	(2,914)	(847)	(699)	(129)
Add: Real estate depreciation and amortization	10,339	1,344	5,465	2,121	864	545
FFO (2)	(5,378)	(9,784)	2,551	1,274	165	416
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	10,492	10,492	-	-	-	-
Core FFO (2)	$5,114	$708	$2,551	$1,274	$165	$416

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(3,436)	$(636)	$(1,429)	$(1,055)	$(728)	$412
Add: Real estate depreciation and amortization	16,717	1,343	2,691	2,696	899	9,088
FFO/Core FFO (2)	$13,281	$707	$1,262	$1,641	$171	$9,500

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2022
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$162,062	$20,708	$28,966	$15,398	$7,606	$89,384	(2)
Total operating expenses	94,801	10,850	13,436	6,292	3,688	60,535	(2)
Net operating income (3)	67,261	9,858	15,530	9,106	3,918	28,849
Depreciation and amortization	(50,406)	(5,346)	(15,995)	(8,636)	(3,722)	(16,707)
Interest and other income (loss), net	16	4	3	(22)	(9)	40
Interest and debt expense	(33,933)	(5,346)	(6,767)	(3,713)	(3,160)	(14,947)
Net loss before income taxes	(17,062)	(830)	(7,229)	(3,265)	(2,973)	(2,765)
Income tax expense	(43)	-	(3)	(34)	(4)	(2)
Net loss	$(17,105)	$(830)	$(7,232)	$(3,299)	$(2,977)	$(2,767)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(9,772)	$(415)	$(4,850)	$(1,465)	$(1,459)	$(1,583)
Less: Step-up basis adjustment	(172)	-	-	(6)	-	(166)
Less: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	415	415	-	-	-	-
PGRE's share of net loss	(9,529)	-	(4,850)	(1,471)	(1,459)	(1,749)
Add: Real estate depreciation and amortization	20,038	2,673	10,717	3,814	1,824	1,010
FFO (3)	10,509	2,673	5,867	2,343	365	(739)
Add: Adjustments to equity in earnings for distributions from an unconsolidated joint venture	(415)	(415)	-	-	-	-
Less: FFO attributable to One Steuart Lane	1,774	-	-	-	-	1,774
Core FFO (3)	$11,868	$2,258	$5,867	$2,343	$365	$1,035

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(7,333)	$(415)	$(2,382)	$(1,834)	$(1,518)	$(1,184)
Add: Real estate depreciation and amortization	30,540	2,673	5,278	4,828	1,898	15,863
FFO (3)	23,207	2,258	2,896	2,994	380	14,679
Less: FFO attributable to One Steuart Lane	3,061	-	-	-	-	3,061
Core FFO (3)	$26,268	$2,258	$2,896	$2,994	$380	$17,740

(1)	Represents 1600 Broadway, 60 Wall Street, Oder-Center, Germany and One Steuart Lane. In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.
(2)	Includes proceeds and cost of sales from the sale of residential condominium units at One Steuart Lane.
(3)	See page 48 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2021
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$115,061	$19,951	$25,955	$16,436	$7,920	$44,799
Total operating expenses	50,577	11,571	12,877	6,354	3,407	16,368
Net operating income (2)	64,484	8,380	13,078	10,082	4,513	28,431
Depreciation and amortization	(54,467)	(5,455)	(16,819)	(9,628)	(3,848)	(18,717)
Interest and other (loss) income, net	(56)	1	(29)	(13)	(8)	(7)
Interest and debt expense	(27,632)	(5,352)	(6,731)	(3,713)	(3,080)	(8,756)
Net (loss) income before income taxes	(17,671)	(2,426)	(10,501)	(3,272)	(2,423)	951
Income tax expense	(15)	-	(3)	(7)	(3)	(2)
Net (loss) income	$(17,686)	$(2,426)	$(10,504)	$(3,279)	$(2,426)	$949

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(11,034)	$(1,213)	$(7,044)	$(1,465)	$(1,189)	$(123)
Less: Step-up basis adjustment	(84)	-	-	(4)	-	(80)
Less: Adjustments to equity in earnings for (contributions to) distributions from an unconsolidated joint venture	(9,915)	(9,915)	-	-	-	-
PGRE's share of net loss	(21,033)	(11,128)	(7,044)	(1,469)	(1,189)	(203)
Add: Real estate depreciation and amortization	21,175	2,728	11,269	4,245	1,886	1,047
FFO (2)	142	(8,400)	4,225	2,776	697	844
Add: Adjustments to equity in earnings for contributions to (distributions from) an unconsolidated joint venture	9,915	9,915	-	-	-	-
Core FFO (2)	$10,057	$1,515	$4,225	$2,776	$697	$844

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net (loss) income	$(6,652)	$(1,213)	$(3,460)	$(1,814)	$(1,237)	$1,072
Add: Real estate depreciation and amortization	33,376	2,727	5,550	5,387	1,962	17,750
FFO/Core FFO (2)	$26,724	$1,514	$2,090	$3,573	$725	$18,822

(1)	Represents 60 Wall Street, Oder-Center, Germany and One Steuart Lane.
(2)	See page 48 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of June 30, 2022
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,858,000
Revolving Credit Facility	-
3,858,000
Less:
Noncontrolling interests' share of consolidated debt (2)	(810,335)
Add:
PGRE's share of unconsolidated joint venture debt (3)	623,714
PGRE's Share of Total Debt (4)	3,671,379

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2022
Common stock	225,625,481	$7.23	1,631,272
Operating Partnership units	15,900,186	7.23	114,958
Total equity	241,525,667	7.23	1,746,230

Total Market Capitalization			$5,417,609

(1)	Represents contractual amounts due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of debt of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of debt of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 1600 Broadway, 60 Wall Street and Oder-Center, Germany.
(4)	See page 48 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	860,000	3.39%	500,000	2.46%	360,000	4.68%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	273,000	3.65%	273,000	3.65%	-	-
Revolving Credit Facility	-	-	-	-	-	-
Total consolidated debt	3,858,000	3.49%	3,498,000	3.37%	360,000	4.68%
Noncontrolling interests' share	(810,335)	3.78%	(810,335)	3.78%	-	-
PGRE's share of consolidated debt	$3,047,665	3.42%	$2,687,665	3.25%	$360,000	4.68%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	410,552	3.06%	402,000	3.07%	8,552	2.56%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	156,530	3.65%	-	-	156,530	3.65%
1600 Broadway (1)	98,000	3.45%	98,000	3.45%	-	-
60 Wall Street	575,000	3.77%	-	-	575,000	3.77%
Oder-Center, Germany	15,269	4.62%	15,269	4.62%	-	-
Total unconsolidated debt	1,742,851	3.53%	1,002,769	3.38%	740,082	3.73%
Joint venture partners' share	(1,119,137)	3.62%	(490,293)	3.45%	(628,844)	3.75%
PGRE's share of unconsolidated debt	$623,714	3.36%	$512,476	3.30%	$111,238	3.63%

PGRE's share of Total Debt (2)	$3,671,379	3.41%	$3,200,141	3.26%	$471,238	4.43%

Revolving Credit Facility Covenants: (3)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	43.6%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	43.6%	Consolidated fixed rate debt	$2,687,665
Fixed Charge Coverage	Greater than 1.5x	3.44x	Unconsolidated fixed rate debt	512,476
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,200,141	87.2%
Unencumbered Interest Coverage	Greater than 1.75x	48.02x	Variable rate debt:
			Consolidated variable rate debt	360,000
			Unconsolidated variable rate debt	111,238
			PGRE's share of variable rate debt	471,238	12.8%
			PGRE's share of Total Debt (2)	$3,671,379	100.0%

(1)	In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(2)	See page 48 for our definition of this measure.
(3)

This section presents ratios as of June 30, 2022 in accordance with the terms of our revolving credit facility agreement, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2022	2023		2024	2025	2026	Thereafter	Total
300 Mission Street	$-	$273,000		$-	$-	$-	$-	$273,000
One Market Plaza	-	-		975,000	-	-	-	975,000
31 West 52nd Street	-	-		-	-	500,000	-	500,000
1301 Avenue of the Americas	-	-		-	-	860,000	-	860,000
1633 Broadway	-	-		-	-	-	1,250,000	1,250,000
Revolving Credit Facility	-	-		-	-	-	-	-
Total consolidated debt	-	273,000		975,000	-	1,360,000	1,250,000	3,858,000
Noncontrolling interests' share	-	(188,097)		(497,250)	-	-	(124,988)	(810,335)
PGRE's share of consolidated debt	$-	$84,903		$477,750	$-	$1,360,000	$1,125,012	$3,047,665

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$575,000	(1)	$-	$-	$-	$-	$575,000
111 Sutter Street	-	156,530		-	-	-	-	156,530
Market Center	-	-		-	410,552	-	-	410,552
55 Second Street	-	-		-	-	187,500	-	187,500
712 Fifth Avenue	-	-		-	-	-	300,000	300,000
Oder-Center, Germany	-	-		-	-	-	15,269	15,269
1600 Broadway (2)	-	-		-	-	-	98,000	98,000
Total unconsolidated debt	-	731,530		-	410,552	187,500	413,269	1,742,851
Joint venture partners' share	-	(626,022)		-	(135,482)	(104,831)	(252,802)	(1,119,137)
PGRE's share of unconsolidated debt	$-	$105,508		$-	$275,070	$82,669	$160,467	$623,714

PGRE's Share of Total Debt (3)	$-	$190,411		$477,750	$275,070	$1,442,669	$1,285,479	$3,671,379

Weighted average rate	-%	3.67%		4.03%	3.06%	3.56%	3.04%	3.41%

% of debt maturing	-%	5.2%		13.0%	7.5%	39.3%	35.0%	100.0%

(1)	On February 15, 2022, the maturity date of the loan was extended to February 15, 2023.
(2)	In connection with the acquisition of 1600 Broadway on February 24, 2022, the joint venture obtained a 10-year, $98,000 interest-only loan that has a fixed rate of 3.45%.
(3)	See page 48 for our definition of this measure.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	100.0%	100.0%	$182,075	$80.43	2,272,771	-	2,272,771	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz, Benson, Torres & Friedman
Retail / Theater	90.0%	96.2%	85.9%	9,463	73.22	254,609	-	254,609	Gershwin Theatre, Thespian Theatre, Equinox, Din Tai Fung
	90.0%	99.6%	98.6%	191,538	80.34	2,527,380	-	2,527,380
1301 Avenue of the Americas
Office	100.0%	88.1%	84.1%	123,151	87.34	1,698,061	-	1,698,061	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff
Retail / Amenity	100.0%	89.0%	89.0%	2,576	185.78	49,707	-	49,707	Ocean Prime, Starbucks
	100.0%	88.1%	84.2%	125,727	88.22	1,747,768	-	1,747,768
1325 Avenue of the Americas
Office	100.0%	94.9%	90.7%	48,059	67.15	809,689	-	809,689	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore
Retail	100.0%	100.0%	100.0%	1,415	86.68	15,609	-	15,609	La Grande Boucherie
	100.0%	95.0%	90.9%	49,474	67.47	825,298	-	825,298
31 West 52nd Street
Office	100.0%	92.8%	92.0%	62,758	92.02	742,006	-	742,006	Clifford Chance, Pillsbury Winthrop Shaw Pittman,
									Centerview Partners, Bracewell, Providence Equity Partners
Retail	100.0%	97.8%	97.8%	5,110	119.04	25,913	-	25,913	Fogo De Chao, MoMA Design Store
	100.0%	93.0%	92.2%	67,868	92.99	767,919	-	767,919
900 Third Avenue
Office	100.0%	79.2%	76.2%	31,175	71.41	575,084	-	575,084	Goldman Sachs, Shiseido, Tannenbaum Helpern Syracuse &
									Hirschtritt, Littler Mendelson
Retail	100.0%	79.4%	79.4%	1,297	97.31	16,598	-	16,598	Bank of America
	100.0%	79.2%	76.3%	32,472	72.17	591,682	-	591,682
712 Fifth Avenue
Office	50.0%	78.3%	75.8%	41,264	118.88	457,580	-	457,580	CVC Advisors, Aberdeen Standard Investments,
									OMI Management, Riverstone Holdings, Pictet Asset Management
Retail	50.0%	20.9%	20.9%	7,861	437.43	85,917	-	85,917	Harry Winston
	50.0%	69.2%	67.1%	49,125	134.54	543,497	-	543,497
1600 Broadway (3)
Retail	9.2%	100.0%	100.0%	10,227	301.57	25,693	-	25,693	M&M's World
60 Wall Street (4)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,625,483	1,625,483

Subtotal / Weighted average		91.4%	89.1%	526,431	85.79	7,029,237	1,625,483	8,654,720
PGRE's share		92.0%	89.6%	473,431	83.50	6,481,447	81,437	6,562,884

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on February 24, 2022.
(4)	In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out of
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	95.0%	94.3%	$152,649	$104.41	1,551,787	-	1,551,787	Google, Morgan Lewis & Bockius, Visa,
									The Capital Group, Autodesk, Citigroup,
									Duane Morris, Thoma Bravo, PJT Partners
Retail	49.0%	87.4%	87.4%	2,857	56.33	53,690	-	53,690	Starbucks, STK Steak House,
									One Market Restaurant
	49.0%	94.7%	94.1%	155,506	103.04	1,605,477	-	1,605,477
Market Center
Office	67.0%	85.2%	84.0%	55,876	90.28	737,576	-	737,576	Uber, Mindspace, Bank of Communications,
									Crowe, Mayer Brown, Raymond James,
									Bank of San Francisco
Retail	67.0%	65.8%	65.8%	611	109.47	6,387	-	6,387	Amazon
	67.0%	85.1%	83.9%	56,487	90.40	743,963	-	743,963
300 Mission Street
Office	31.1%	80.8%	80.8%	44,857	92.01	604,306	-	604,306	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.8%	88.8%	2,862	63.28	50,528	-	50,528	Equinox
	31.1%	81.4%	81.4%	47,719	89.67	654,834	-	654,834
One Front Street
Office	100.0%	97.0%	95.8%	55,132	90.70	634,898	-	634,898	First Republic, Coinbase, JLL, Cigna
Retail	100.0%	97.3%	97.3%	1,107	90.58	12,293	-	12,293	First Republic
	100.0%	97.0%	95.8%	56,239	90.70	647,191	-	647,191
55 Second Street
Office	44.1%	85.0%	81.8%	24,624	81.73	369,436	-	369,436	KPMG, Intercom, Rippling, UKG
Retail	44.1%	100.0%	100.0%	918	112.27	7,480	-	7,480	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.3%	82.2%	25,542	82.47	376,916	-	376,916
111 Sutter Street
Office	49.0%	60.5%	60.5%	12,716	85.83	248,821	-	248,821	Turo, Natural Resource Defense Council
Retail	49.0%	86.7%	86.7%	1,747	69.03	29,247	-	29,247	24 Hour Fitness
	49.0%	63.3%	63.3%	14,463	83.38	278,068	-	278,068

Subtotal / Weighted average		88.5%	87.6%	355,956	94.43	4,306,449	-	4,306,449
PGRE's share		89.8%	88.9%	203,475	93.97	2,438,456	-	2,438,456

Total / Weighted average		90.3%	88.5%	882,387	89.13	11,335,686	1,625,483	12,961,169
PGRE's share		91.4%	89.4%	676,906	86.44	8,919,903	81,437	9,001,340

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2022		As of March 31, 2022		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.6%	99.6%	99.6%	99.6%	-%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	84.3%	84.3%	3.8%
1325 Avenue of the Americas	100.0%	95.0%	95.0%	93.7%	93.7%	1.3%
31 West 52nd Street	100.0%	93.0%	93.0%	93.0%	93.0%	-%
900 Third Avenue	100.0%	79.2%	79.2%	79.2%	79.2%	-%
712 Fifth Avenue	50.0%	69.2%	69.2%	68.4%	68.4%	0.8%
1600 Broadway	9.2%	100.0%	100.0%	100.0%	100.0%	-%
60 Wall Street (2)	5.0%	N/A	-%	100.0%	-%	-%
Weighted average		91.4%	91.4%	92.0%	90.2%	1.2%
PGRE's share		92.0%	92.0%	90.8%	90.7%	1.3%

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	95.1%	95.1%	(0.4%)
Market Center	67.0%	85.1%	85.1%	84.8%	84.8%	0.3%
300 Mission Street	31.1%	81.4%	81.4%	81.4%	81.4%	-%
One Front Street	100.0%	97.0%	97.0%	97.0%	97.0%	-%
55 Second Street	44.1%	85.3%	85.3%	87.6%	87.6%	(2.3%)
111 Sutter Street	49.0%	63.3%	63.3%	64.2%	64.2%	(0.9%)
Weighted average		88.5%	88.5%	88.9%	88.9%	(0.4%)
PGRE's share		89.8%	89.8%	90.1%	90.1%	(0.3%)

Weighted average		90.3%	90.3%	91.0%	89.7%	0.6%
PGRE's share		91.4%	91.4%	90.6%	90.5%	0.9%

(1)	See page 48 for our definition of this measure.
(2)	In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2022		As of December 31, 2021		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	99.6%	99.6%	98.3%	98.3%	1.3%
1301 Avenue of the Americas	100.0%	88.1%	88.1%	84.3%	84.3%	3.8%
1325 Avenue of the Americas	100.0%	95.0%	95.0%	93.4%	93.4%	1.6%
31 West 52nd Street	100.0%	93.0%	93.0%	92.3%	92.3%	0.7%
900 Third Avenue	100.0%	79.2%	79.2%	79.2%	79.2%	-%
712 Fifth Avenue	50.0%	69.2%	69.2%	71.4%	71.4%	(2.2%)
1600 Broadway (2)	9.2%	100.0%	-%	-%	-%	-%
60 Wall Street (3)	5.0%	N/A	-%	100.0%	-%	-%
Weighted average		91.4%	91.4%	91.8%	89.8%	1.6%
PGRE's share		92.0%	92.0%	90.4%	90.3%	1.7%

San Francisco:
One Market Plaza	49.0%	94.7%	94.7%	94.7%	94.7%	-%
Market Center	67.0%	85.1%	85.1%	84.2%	84.2%	0.9%
300 Mission Street	31.1%	81.4%	81.4%	94.7%	94.7%	(13.3%)
One Front Street	100.0%	97.0%	97.0%	97.1%	97.1%	(0.1%)
55 Second Street	44.1%	85.3%	85.3%	96.3%	96.3%	(11.0%)
111 Sutter Street	49.0%	63.3%	63.3%	64.2%	64.2%	(0.9%)
Weighted average		88.5%	88.5%	91.4%	91.4%	(2.9%)
PGRE's share		89.8%	89.8%	91.6%	91.6%	(1.8%)

Weighted average		90.3%	90.3%	91.6%	90.4%	(0.1%)
PGRE's share		91.4%	91.4%	90.7%	90.6%	0.8%

(1)	See page 48 for our definition of this measure.
(2)	Acquired on February 24, 2022.
(3)	In June 2022, 60 Wall Street was taken “out-of-service” for redevelopment.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total		Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet			Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied (2)		Occupied (2)		Amount	Foot (2)	Rent
As of June 30, 2022
First Republic Bank	One Front Street	Various	(3)	459,882	(3)	459,882	(3)	$42,103	$91.36	6.2%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023	(4)	464,440	(4)	464,440	(4)	39,983	85.26	5.9%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,543		328,543		29,302	89.18	4.3%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		28,264	97.86	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(5)	290,875	(5)	290,875	(5)	27,930	93.68	4.1%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		19,677	83.82	2.9%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		288,250		259,428		17,781	67.90	2.6%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		253,196		227,879		16,971	72.94	2.5%
Google, Inc.	One Market Plaza	Apr-2025		339,833		166,518		15,507	92.72	2.3%
Kasowitz, Benson & Torres LLP	1633 Broadway	Apr-2037		203,394		183,057		14,584	79.67	2.2%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
	Occupied	Square Feet	Rent (1)	Annualized Rent
As of June 30, 2022
Legal Services	1,686,735	21.1%	$148,148	21.8%
Financial Services - Commercial and Investment Banking	1,608,098	20.2%	139,803	20.6%
Technology and Media	1,674,548	21.0%	135,923	20.1%
Financial Services, all others	1,132,522	14.2%	105,800	15.6%
Insurance	435,586	5.5%	41,087	6.1%
Retail	147,378	1.8%	16,877	2.5%
Travel and Leisure	206,198	2.6%	13,886	2.1%
Other Professional Services	125,006	1.6%	10,628	1.6%
Consumer Products	121,732	1.5%	10,225	1.5%
Other	837,532	10.5%	54,529	8.1%

(1)	See page 48 for our definition of this measure.
(2)	Represents office and retail space only.
(3)

Includes (i) 249,615 square feet that expires in June 2025, (ii) 76,999 square feet that expires in December 2029, (iii) 25,157 square feet that expires in December 2030 and (iv) 108,111 square feet that expires in December 2032.

(4)	Includes 159,308 square feet that expires in April 2035.
(5)	Includes 111,589 square feet that expires in March 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended June 30, 2022

Total square feet leased	250,231	152,970	97,261

PGRE's share of total square feet leased:	188,175	141,575	46,600
Initial rent (2)	$78.28	$69.48	$105.02
Weighted average lease term (in years)	9.0	9.3	7.9
Tenant improvements and leasing commissions:
Per square foot	$93.63	$97.15	$82.94
Per square foot per annum	$10.43	$10.43	$10.44
Percentage of initial rent	13.3%	15.0%	9.9%
Rent concessions:
Average free rent period (in months)	9.6	10.7	6.1
Average free rent period per annum (in months)	1.1	1.1	0.8

Second generation space: (2)
Square feet	96,052	63,280	32,772
Cash basis:
Initial rent (2)	$81.80	$66.63	$111.07
Prior escalated rent (2)	$86.37	$73.71	$110.82
Percentage (decrease) increase	(5.3%)	(9.6%)	0.2%
GAAP basis:
Straight-line rent (2)	$81.34	$63.62	$115.54
Prior straight-line rent (2)	$80.96	$69.96	$102.20
Percentage increase (decrease)	0.5%	(9.1%)	13.1%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 48 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Six Months Ended June 30, 2022

Total square feet leased	453,051	328,494	124,557

PGRE's share of total square feet leased:	340,377	275,679	64,698
Initial rent (2)	$73.54	$66.50	$103.53
Weighted average lease term (in years)	8.5	8.8	7.0
Tenant improvements and leasing commissions:
Per square foot	$81.20	$85.04	$64.84
Per square foot per annum	$9.59	$9.66	$9.24
Percentage of initial rent	13.0%	14.5%	8.9%
Rent concessions:
Average free rent period (in months)	9.1	10.1	4.8
Average free rent period per annum (in months)	1.1	1.1	0.7

Second generation space: (2)
Square feet	237,321	189,405	47,916
Cash basis:
Initial rent (2)	$72.43	$63.37	$108.25
Prior escalated rent (2)	$74.27	$66.20	$106.15
Percentage (decrease) increase	(2.5%)	(4.3%)	2.0%
GAAP basis:
Straight-line rent (2)	$71.28	$61.07	$111.64
Prior straight-line rent (2)	$71.31	$65.06	$96.02
Percentage (decrease) increase	(0.0%)	(6.1%)	16.3%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 48 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	19,841	15,286	$967	$28.80	0.1%

3Q 2022	49,240	30,392	2,310	76.54	0.3%
4Q 2022	34,503	21,961	2,053	93.51	0.3%
Total 2022	83,743	52,353	4,363	83.77	0.6%

1Q 2023	385,591	367,396	31,169	85.44	4.5%
2Q 2023	127,029	107,320	8,392	78.12	1.2%
Remaining 2023	365,896	253,277	22,513	88.75	3.3%
Total 2023	878,516	727,993	62,074	85.51	9.0%
2024	811,285	709,330	61,161	86.33	8.9%
2025	1,401,066	884,174	77,375	87.45	11.2%
2026	1,445,953	1,012,166	88,824	85.54	12.9%
2027	291,635	214,919	19,100	88.83	2.8%
2028	264,135	215,954	17,928	83.21	2.6%
2029	573,248	494,030	40,231	81.90	5.8%
2030	614,746	518,265	46,162	89.11	6.7%
2031	597,334	529,940	50,962	92.79	7.4%
Thereafter	3,257,323	2,779,875	220,516	85.02	32.0%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	10,159	9,651	$644	$24.92	0.1%

3Q 2022	8,530	4,979	439	85.36	0.1%
4Q 2022	22,318	13,797	1,284	93.10	0.3%
Total 2022	30,848	18,776	1,723	91.04	0.4%

1Q 2023	363,011	354,743	30,082	85.48	6.2%
2Q 2023	91,699	88,903	6,621	74.47	1.4%
Remaining 2023	48,848	42,303	3,266	76.40	0.7%
Total 2023	503,558	485,949	39,969	82.64	8.3%
2024	597,763	576,017	48,681	84.62	10.1%
2025	305,390	248,159	22,408	90.16	4.6%
2026	737,418	674,101	55,472	79.01	11.4%
2027	163,844	148,691	12,673	85.17	2.6%
2028	149,826	129,792	10,446	80.48	2.2%
2029	496,253	453,509	36,596	81.20	7.6%
2030	410,538	399,822	34,527	86.41	7.1%
2031	496,270	452,783	44,022	93.23	9.1%
Thereafter	2,524,767	2,366,184	176,957	81.06	36.5%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,682	5,635	$323	$45.41	0.2%

3Q 2022	40,710	25,413	1,871	74.75	0.9%
4Q 2022	12,185	8,164	769	94.22	0.4%
Total 2022	52,895	33,577	2,640	79.58	1.3%

1Q 2023	22,580	12,653	1,087	84.37	0.5%
2Q 2023	35,330	18,417	1,771	95.73	0.9%
Remaining 2023	317,048	210,974	19,247	91.23	9.4%
Total 2023	374,958	242,044	22,105	91.21	10.8%
2024	213,522	133,313	12,480	93.73	6.1%
2025	1,095,676	636,015	54,967	86.40	26.6%
2026	708,535	338,065	33,352	98.42	16.2%
2027	127,791	66,228	6,427	97.04	3.1%
2028	114,309	86,162	7,482	87.34	3.6%
2029	76,995	40,521	3,635	89.70	1.8%
2030	204,208	118,443	11,635	98.24	5.7%
2031	101,064	77,157	6,940	90.20	3.4%
Thereafter	732,556	413,691	43,559	105.32	21.2%

(1)	See page 48 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$11,281	$9,724	$1,503	$54
Second generation tenant improvements	12,294	5,426	6,868	-
Second generation leasing commissions	4,064	3,455	609	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$27,639	$18,605	$8,980	$54

Redevelopment Expenditures: (1)
Elevator modernizations	$867	$863	$4	$-
Lobby renovations	170	147	23	-
Other	44	-	44	-
Total Redevelopment Expenditures	$1,081	$1,010	$71	$-

	Three Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,825	$3,184	$1,616	$25
Second generation tenant improvements	16,097	1,521	14,576	-
Second generation leasing commissions	4,738	2,606	2,132	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$25,660	$7,311	$18,324	$25

Redevelopment Expenditures: (1)
Gershwin facade replacement	$5,172	$5,172	$-	$-
Lobby renovations	1,790	1,619	171	-
Elevator modernizations	4,460	2,036	2,424	-
Other	20	20	-	-
Total Redevelopment Expenditures	$11,442	$8,847	$2,595	$-

(1)	See page 48 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2022
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$20,781	$17,711	$3,011	$59
Second generation tenant improvements	25,260	14,426	10,834	-
Second generation leasing commissions	5,155	4,546	609	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$51,196	$36,683	$14,454	$59

Redevelopment Expenditures: (1)
Elevator modernizations	$1,964	$1,928	$36	$-
Lobby renovations	466	420	46	-
Other	3,467	3,379	88	-
Total Redevelopment Expenditures	$5,897	$5,727	$170	$-

	Six Months Ended June 30, 2021
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$6,940	$4,384	$2,520	$36
Second generation tenant improvements	23,602	2,906	20,696	-
Second generation leasing commissions	5,474	3,129	2,345	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$36,016	$10,419	$25,561	$36

Redevelopment Expenditures: (1)
Gershwin facade replacement	$7,234	$7,234	$-	$-
Lobby renovations	4,469	2,668	1,801	-
Elevator modernizations	8,661	5,645	3,016	-
Other	382	259	123	-
Total Redevelopment Expenditures	$20,746	$15,806	$4,940	$-

(1)	See page 48 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.